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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  SEPTEMBER 18, 2000
                Date of Report (Date of Earliest Event Reported)


                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)


                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On September 18, 2000, the President and Chief Executive Officer of Hewlett-Packard Company ("HP"), Carly Fiorina, spoke at the SG Cowen Fall Investor Conference regarding HP's recent initiatives. A copy of the speech prepared for her use is attached hereto as Exhibit 99.1 and incorporated herein by reference. Portions of the speech concern HP's proposed acquisition of PricewaterhouseCoopers ("PwC"). HP previously announced in a Current Report on Form 8-K filed September 12, 2000 that HP is in discussions with PwC with respect to a possible acquisition of PwC's global management and information technology consulting practice and that terms of the transaction have not been agreed upon, and significant issues remain to be resolved.

         This report and the speech attached hereto as Exhibit 99.1 contain forward-looking statements that involve risks, uncertainties and assumptions that, if they never materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including any projections of earnings, revenues, or other financial items; any statements of the plans, strategies, and objectives of management for future operations; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief; and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the ability of HP to retain and motivate key employees; the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; the difficulty of keeping expense growth at modest levels while increasing revenue; and other risks, assumptions and uncertainties that are described from time to time in HP's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the year ended October 31, 1999 and other subsequently filed reports. Moreover, the potential acquisition by HP of PwCs' global management and information technology consulting practice described in HP's most recent Quarterly Report on form 10-Q, as amended, for the quarterly period ended July 31, 2000 and our Current Report on Form 8-K filed on September 12, 2000 presents additional risks, uncertainties and assumptions, including the possibility that HP and PwC may not consummate the acquisition; the challenge of integrating the PwC and HP consulting businesses; the possibility that the combined businesses may fail to achieve desired synergies and that, after the acquisition, HP as a whole and the consulting business on its own may fail to achieve revenue and profit expectations; and the difficulty for HP of transitioning to new independent accountants. HP does not intend to update these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 Speech delivered by Carly Fiorina on September 18, 2000 to the SG Cowen Fall Investor Conference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEWLETT-PACKARD COMPANY

Date: September 18, 2000               By:  /s/ Charles N. Charnas
                                            -----------------------------------
                                       Name:  Charles N. Charnas
                                       Title: Assistant Secretary


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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 18, 2000

  Exhibit                              Description
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    99.1        Speech delivered by Carly Fiorina on September 18, 2000 to the
                SG Cowen Fall Investor Conference.